AXS Multi-Strategy Alternatives Fund

Investor Class Shares: KCMTX

Class I Shares: KCMIX

A series of Investment Managers Series Trust II (the "Trust")

Supplement dated July 3, 2023 to the

Prospectus dated February 1, 2023, as supplemented.

Effective immediately, the “Fees and Expenses of the Fund” section of the Prospectus is deleted and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. Information about waivers and discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUNDS — Purchase of Shares/Class I Shares” on page 123 and in “APPENDIX A — Waivers and Discounts Available from Intermediaries” on page 153 of the Prospectus.

	Investor Class Shares*	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	None	None
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution (Rule 12b-1) fees	0.25%	None
Other expenses	0.90%	0.90%
Acquired fund fees and expenses	0.16%	0.16%
Total annual fund operating expenses[1]	2.31%	2.06%
Fee waivers and expense reimbursement[2]	(0.47)%	(0.39)%
Total annual fund operating expenses after fee waivers and expense reimbursement[1,2]	1.84%	1.67%

*	Previously Class R-1.
[1]	The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
[2]	The Fund’s advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.68% and 1.51% of the average daily net assets of Investor Class shares and Class I shares of the Fund, respectively. This agreement is in effect until January 31, 2024, and may be terminated before that date only by the Trust’s Board of Trustees. Any reduction in advisory fees or payment of the Fund’s expenses made by the advisor in a fiscal year may be reimbursed by the Fund for a period ending three full years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the advisor is entitled to any reimbursement of fees and/or Fund expenses.

Please file this Supplement with your records.